Exhibit 10.3

EVO PAYMENTS, INC.

REGISTRATION RIGHTS AGREEMENT

Dated as of [●]

i

6.	MISCELLANEOUS		23

	6.1.	No Inconsistent Agreements	23
	6.2.	Adjustments Affecting-Registrable Securities	23
	6.3.	Remedies	23
	6.4.	Amendment and Waiver	24
	6.5.	Successors and Assigns; Transferees	24
	6.6.	Reserved	24
	6.7.	Severability	24
	6.8.	Counterparts	25
	6.9.	Descriptive Headings; No Strict Construction	25
	6.10.	Notices	25
	6.11.	Electronic Delivery	26
	6.12.	Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL	26
	6.13.	Exercise of Rights and Remedies	27
	6.14.	Aggregation of Registrable Securities	27
	6.15.	Independent Nature of Each Holder’s Obligations	28
	6.16.	Dilution	28
	6.17.	Replacement of Prior Agreement; Effectiveness	29
	6.18.	Joinder with Respect to Certain Rights and Obligations	29

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of [●] by and among:

(i)	EVO Payments, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Company”);

(ii)	Each of the Persons identified on Schedule I attached hereto (together with their respective transferees, “MDP”);

(iii)	Each of the Persons identified on Schedule II attached hereto (together with their respective transferees, each a “Management Stockholder” and together the “Management Stockholders”);

(iv)	such other Persons, if any, that from time to time become parties hereto (collectively, and together with their respective transferees, MDP and the Management Stockholders, the “Stockholders”); and

(v)	with respect to Section 6.18, Blueapple, Inc., a Delaware corporation (together with its transferees, “Blueapple”).

Unless otherwise noted herein, capitalized terms used herein shall have the meanings set forth in Section 5.

RECITALS

WHEREAS, the Company is currently pursuing an initial public offering of its Class A Common Stock, the proceeds of which will be used to purchase newly-issued common units in EVO Investco, LLC; and

WHEREAS, the Company and certain of the parties hereto are also party to that certain Registration Rights Agreement, dated December 27, 2012 (the “Prior Registration Rights Agreement”), which they now desire to replace in its entirety with this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

AGREEMENT

1.	DEMAND AND SHELF REGISTRATIONS.

1.1.      Requests for Non-Shelf Registrations. Subject to the terms and conditions of this Agreement, (a) MDP may require the Company (subject to any contractual lock-up agreements then in effect) to register under the Securities Act all or part of its Registrable Securities (including, in the case of delivery of a Call Option Put Notice, Company-Offered Registrable Securities) having an anticipated aggregate offering price of at least $10 million, individually or in the aggregate with other Registrable Securities, based on the last sales price of the shares of Class A

Common Stock as of the trading date prior to the date of notice, and (b) the Company (subject to any contractual lock-up agreements then in effect), acting in response to its receipt of a Sale Notice, with respect to Registrable Securities having an anticipated aggregate offering price of at least $10 million, individually or in the aggregate with other Registrable Securities, based on the last sales price of the shares of Class A Common Stock as of the trading date prior to the date of notice, may initiate registration under the Securities Act of the number of Company-Offered Registrable Securities necessary to permit the Company to purchase Common Units under the LLC Agreement in response to such Sale Notice. Notwithstanding anything contained herein to the contrary, MDP will only be entitled to deliver four (4) requests for Demand Registration within any twelve (12) month period; provided that (i) a registration shall not count as a Demand Registration unless and until such Demand Registration becomes effective and MDP is able to register and sell at least 75% of the Registrable Securities offered by it in such Demand Registration and (ii) any Demand Registration initiated by the Company in which MDP sells Registrable Securities shall constitute a Demand Registration requested by MDP for purposes of this limitation.

1.2.      Demand Notice for Non-Shelf Registrations.

 (a)      All requests by MDP for Demand Registrations shall be made by giving written notice to the Company (a “Demand Notice”). A Call Option Put Notice pursuant to which the Company will be required to use commercially reasonable efforts to offer and sell a number of Company-Offered Registrable Securities shall constitute a Demand Notice for purposes of this Agreement (it being understood that any Call Option Put Notice delivered in connection with a separate Demand Notice shall be deemed to be part of the same, single Demand Notice). Each Demand Notice shall specify the approximate number of Registrable Securities that MDP requests to be registered. As promptly as practicable, and in any event within five (5) Business Days after receipt of a Demand Notice, the Company will give written notice of such request to all other holders of Stockholder-Offered Registrable Securities and to Blueapple (in accordance with Section 11.01(a) of the LLC Agreement) and, subject to Section 1.8, will include in such registration (and in all related registrations and qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) (i) all Stockholder-Offered Registrable Securities with respect to which the Company has received written requests for inclusion therein from Stockholders within five (5) Business Days after the delivery of the Company’s notice and (ii) such number of Company-Offered Registrable Securities as necessary to permit (a) if applicable, the purchase of the Call Option and payment of the exercise price for the Call Option on the terms provided in the Exchange Agreement and (b) the Company to purchase any Common Units that the Company has received a written request from Blueapple to purchase within five (5) Business Days after the delivery of the Company’s notice.

 (b)      As promptly as practicable, and in any event within five (5) Business Days after receipt of any Sale Notice in response to which the Company intends to initiate a Demand Registration, the Company will give written notice of such Demand Registration to all holders of Stockholder-Offered Registrable Securities and the Call Option Holder and, subject to Section 1.8, will include in such registration (and in all related registrations and qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) (a) all Stockholder-Offered Registrable

Securities with respect to which the Company has received written requests for inclusion therein from Stockholders within five (5) Business Days after the delivery of the Company’s notice and (b) a number of Company-Offered Registered Securities necessary to permit the purchase, if applicable, of the portion of the Call Option specified in a Call Option Put Notice and the payment of the exercise price therefor on the terms provided in the Exchange Agreement.

(c)       In the event that a Call Option Put Notice is delivered as or as part of a Demand Notice for an underwritten offering, MDP may require (i) all holders of Stockholder-Offered Registrable Securities participating in such Demand Registration pursuant to Section 1.2(b) to instead sell their Stockholder-Offered Registrable Securities to be included in such Demand Registration to the Company and (ii) the Company to register such number of shares of Class A Common Stock in a primary offering sufficient to purchase all such Stockholder-Offered Registrable Securities pursuant to Section 1.2(c)(i). In the event that any Demand Registration for an underwritten offering is conducted as a primary offering pursuant to this Section 1.2(c), the terms of this Agreement shall apply to such offering with each holder of Stockholder-Offered Registrable Securities participating in such Demand Registration being treated to the fullest extent possible as having directly registered the Stockholder-Offered Registrable Securities to be purchased by the Company in such offering for purposes of ascertaining the rights and obligations of such holders, the Call Option Holder and Blueapple under this Agreement.

1.3.       Short-Form Registrations.   Demand Registrations will be registered on Form S-1 or any similar or successor long-form registration statement (“Long-Form Registration Statement”) or Form S-3 or any similar or successor short-form registration (“Short-Form Registration Statements”) whenever the Company is permitted to use any applicable short-form (unless the managing underwriter(s) of such offering requests that such Demand Registration be on a Long-Form Registration Statement. The Company will use its reasonable best efforts to make Short-Form Registration Statements available for the sale of Registrable Securities.

1.4.       Shelf Registration Statements.   During any time when Short-Form Registration Statements are available for the sale of Registrable Securities, Blueapple or MDP may require the Company to file a Short-Form Registration Statement with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect) (a “Shelf Registration Statement”) registering such Registrable Securities with respect to which the Company has received written requests for inclusion therein from MDP or Blueapple, as applicable, and any other Registrable Securities requested to be included pursuant to Section 1.6. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Exchange Act as soon as practicable after filing. At the request of MDP, such Shelf Registration Statement (including any Resale Shelf Registration Statement) will refer to the Stockholders in a generic manner as permitted under Rule 430B (in which case, if the Company is required to specify a number of Registrable Securities being registered on such Shelf Registration Statement, the Company shall register a number of Registrable Securities on behalf of each Stockholder in the same proportion as the Registrable Securities requested to be registered by MDP bear to the number of Registrable Securities beneficially owned by MDP) and, if at the time of such request, the Company is a WKSI, at the request of MDP, such Shelf Registration Statement shall cover an unspecified number of

Registrable Securities to be sold by the Stockholders. Once effective, the Company shall cause any Shelf Registration Statement (including the Resale Shelf Registration Statement) to remain continuously effective for a period ending on the earlier of (i) the third anniversary of the date of effectiveness of such Shelf Registration Statement, (ii) the date on which all Registrable Securities included in such registration have been sold or distributed pursuant to such Shelf Registration Statement, (iii) the date as of which all of the Stockholder-Offered Registrable Securities included in such Shelf Registration Statement cease to be Stockholder-Offered Registrable Securities, and (iv) to the extent any Company-Offered Registrable Securities have been registered thereunder with respect to the Company’s obligation in connection with receipt of a Call Option Put Notice, until the expiration of the Call Option.

1.5.       Resale Shelf Registration Statement.   Without limiting the generality of Section 1.4, unless MDP instructs the Company otherwise in writing with respect to its Registrable Securities (and, for the Call Option Holder, with respect to the applicable Company-Offered Registrable Securities) or Blueapple instructs the Company otherwise in writing with respect to the registration of Company-Offered Registrable Securities, the Company shall use its reasonable best efforts to cause a Shelf Registration Statement for the sale or distribution of Registrable Securities, including by way of an underwritten offering, block sale or other distribution plan (the “Resale Shelf Registration Statement”), to be filed and declared effective under the Securities Act as soon as practicable after such time as the Company is eligible to file a Short Form Registration Statement (subject to the expiration of any lock-up period applicable to the Company and the Stockholders).

1.6.       Notices in Connection with Shelf Registration Statement.   In the event the Company is filing a Shelf Registration Statement pursuant to Section 1.4 or Section 1.5, the Company shall give notice to each Stockholder, the Call Option Holder and Blueapple in the manner and within the time periods set forth in Section 1.2 and, subject to Section 1.8, will include in such Shelf Registration Statement (i) all Stockholder-Offered Registrable Securities with respect to which the Company has received written requests for inclusion therein from Stockholders within five (5) Business Days after the delivery of the Company’s notice and (ii) such number of Company-Offered Registrable Securities as necessary (i) to permit the Company to purchase any Common Units that the Company has received a written request from Blueapple to purchase within five (5) Business Days after the delivery of the Company’s notice and (ii) if applicable, to permit the Company to purchase all or such portion of the Call Option as requested by the Call Option Holder and to pay the exercise price therefor on the terms provided in the Exchange Agreement. No notice shall be required to be delivered to Stockholders in connection with a Shelf Registration Statement in which Stockholders are not named in reliance on Rule 430B because all Stockholder-Offered Registrable Securities will be included up to the applicable percentage specified by MDP or in connection with a Shelf Registration Statement registering an indeterminate amount of Class A Common Stock.

1.7.       Shelf Take-Downs.

(a)       At any time that a Shelf Registration Statement (including the Resale Shelf Registration Statement) is effective (subject to any contractual lock-up agreements then in effect), if MDP delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an offering from such Shelf Registration Statement (a “Shelf Offering”)

of all or part of its Registrable Securities included by it on such Shelf Registration Statement, whether such offering is underwritten or non-underwritten, and stating the number of its Registrable Securities to be included in the Shelf Offering, then the Company shall amend or supplement such Shelf Registration Statement, as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities pursuant to this Section 1.7). Promptly upon receipt of a Take-Down Notice (and in no event later than the second Business Day thereafter), the Company shall give written notice of the Take-Down Notice to all other Potential Takedown Participants (including Blueapple in accordance with Section 11.01(a) of the LLC Agreement). No notice shall be required to be delivered to Blueapple or any Stockholder in connection with any Take-Down Notice indicating that MDP intends to engage in a non-unwritten transaction (e.g., a sale to a broker or market maker in a non-underwritten block trade). Any such Take-Down Notice indicating that MDP intends to engage in a non-unwritten transaction (e.g., a sale to a broker or market maker in a non-underwritten block trade) must be (i) received by 5:00 p.m., New York City Time, on the Business Day prior to the date on which such transaction is expected to occur and (ii) executed by MDP within three Business Days after such Take-Down Notice is received by the Company.

(b)       At any time that a Shelf Registration Statement (including the Resale Shelf Registration Statement) is effective, after receipt of a Sale Notice or Call Option Put Notice in response to which the Company intends to initiate a Shelf Offering, the Company will give written notice of such Shelf Offering as promptly as practicable to all Potential Takedown Participants and in any event no later than the second Business Day after receipt of the Sale Notice.

(c)       Any Potential Takedown Participant wishing to include Registrable Securities with respect to an underwritten Take-Down Offering (whether initiated by the Company or MDP) shall inform the Company as promptly as practicable of the number of Registrable Securities it seeks to have included in such Take-Down Offering, which shall not exceed the number of Registrable Securities registered on behalf of such Potential Takedown Participant in the applicable Shelf Registration Statement. Such notice shall be given by the Stockholder as promptly as practicable, but in no event later than the earlier of (1) 5:00 p.m., New York City time, on the Business Day prior to the date on which a preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized and (2) the second Business Day after the delivery of the Company’s notice pursuant to Section 1.7(a) or 1.7(b), as applicable. Subject to Section 1.8, the Company shall include in such Shelf Offering (i) all Stockholder-Offered Registrable Securities with respect to which the Company has received written requests for inclusion therein from Potential Takedown Participants within the foregoing time period and (ii) such number of Company-Offered Registrable Securities as necessary to permit the Company to purchase (x) any Common Units that the Company has received a written request from Blueapple to purchase within the foregoing time period and (y) if applicable, all or such portion of the Call Option as requested by the Call Option Holder and to pay the exercise price therefor on the terms provided in the Exchange Agreement to the extent notice is received within the foregoing time periods.

(d)       Any Shelf Offering in connection with which the Company is required to sign an underwriting agreement, the Company’s outside counsel are requested to provide a legal opinion (other than a legal opinion to the Company’s transfer agent), the Company’s independent public accountants are requested to provide a comfort letter or the Company’s executive officers are requested to participate in a “road show” or other material selling efforts shall constitute a Demand Registration for purposes of the limitation contained in Section 1.1, whether or not such Shelf Offering is underwritten.

(e)       In the event that a Call Option Put Notice is delivered as or as part of a Takedown Notice for an underwritten offering and the Company is able to register a sufficient number of shares of Class A Common Stock under the Shelf Registration Statement to which such Takedown Notice relates, MDP may require (i) all Potential Takedown Participants participating in such Shelf Offering pursuant to Section 1.7(c) to sell their Stockholder-Offered Registrable Securities to be included in such Shelf Offering to the Company and (ii) the Company to register such number of shares of Class A Common Stock in a primary offering sufficient to purchase all such Stockholder-Offered Registrable Securities pursuant to Section 1.7(e)(i). In the event that any underwritten Shelf Offering is conducted as a primary offering pursuant to this Section 1.2(e), the terms of this Agreement shall apply to such offering with each Potential Takedown Participant participating in such Shelf Offering being treated to the fullest extent possible as having directly registered the Stockholder-Offered Registrable Securities to be purchased by the Company in such offering for purposes of ascertaining the rights and obligations of such holders, the Call Option Holder and Blueapple under this Agreement.

1.8.       Priority on Demand Registrations.   The Company shall not include in any Demand Registration or Shelf Offering, any securities that are not Registrable Securities without the prior written consent of MDP and Blueapple. If a Demand Registration or Shelf Offering is an underwritten offering and the managing underwriter(s) or broker-dealer(s) advises MDP or the Company, as applicable, that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the maximum number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the price, timing or distribution of the offering (such maximum number, the “Maximum Offering Amount”), then the Company shall include in such registration: (a) first, the Registrable Securities that can be sold without exceeding the Maximum Offering Amount, pro rata based on the number of Registrable Securities held by each Stockholder, the Call Option Holder or by Blueapple, and (b) second, to the extent that the Maximum Offering Amount has not been reached, any other securities requested to be included in such Demand Registration or Shelf Offering that can be sold without exceeding the Maximum Offering Amount; provided that if such managing underwriter(s) or broker-dealer(s) provide written notice advising in good faith, based upon the then prevailing market precedent and public investor expectations, that participation in the offering by any Management Stockholder would materially and adversely affect the marketability of such offering, then Registrable Securities held by one or more Management Stockholders may be excluded (in whole or in part) from such offering, even if such exclusion would not treat such Management Stockholder on a pro rata basis.

1.9.       Suspension of Registration.

(a)       Notwithstanding anything in this Section 1 to the contrary, subject to the provisions of this Section 1.9, the Company shall be permitted, in limited circumstances, to delay the filing of a registration statement pursuant to this Agreement and to suspend the use, from time to time, of the prospectus contained in any registration statement filed pursuant to this Agreement, by providing written notice (a “Suspension Notice”) to Blueapple and the Stockholders, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of one-hundred twenty (120) days (or ninety (90) days if neither Blueapple nor MDP has any Affiliate serving on the Company’s Board of Directors) in any rolling twelve (12) month period or more than seventy-five (75) consecutive days (except in each case as a result of a refusal by the Securities and Exchange Commission to declare any post-effective amendment to any applicable registration statement after the Company has used its reasonable best efforts to cause such post-effective amendment to be declared effective in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment)), if any of the following events (each, a “Suspension Event”) shall occur:

(i)       a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any material proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) based on the advice of counsel, the sale of Registrable Securities pursuant to such registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (1) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, or (2) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable; or

(ii)       a majority of the Board determines in good faith, upon the advice of counsel, that it is required by law, rule or regulation to supplement the registration statement or file a post-effective amendment to the registration statement in order to ensure that the prospectus included in the registration statement (A) contains the information required under Section 10(a)(3) of the Securities Act; (B) discloses any facts or events arising after the effective date of the registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) discloses any material information with respect to the plan of distribution that was not disclosed in the registration statement or any material change to such information.

Upon the occurrence of any such suspension, the Company shall use its reasonable best efforts to cause the registration statement to become effective or to promptly amend or supplement the registration statement on a post effective basis or to take such action as is necessary to make resumed use of the registration statement as soon as possible.

(b)       Any Suspension Notice delivered by the Company shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. Each Stockholder agrees not to effect any sales of Registrable Shares pursuant to the applicable prospectus and registration statement (or any related filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. If so directed by the Company, each Stockholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Stockholder’s possession, of the prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. Holders may recommence effecting sales of Registrable Shares pursuant to the applicable prospectus and registration statement (or any related filings) following written notice to such effect delivered by the Company (an “End of Suspension Notice”). The Company shall deliver an End of Suspension Notice to the Stockholders promptly, but no later than one Business Day, following the conclusion of any Suspension Event and its effect.

(c)       Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement, the Company agrees that it shall, to the extent permitted under applicable law, extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of notice to the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus contemplated in Section 3.1(f).

1.10.       Selection of Underwriters.   Either MDP and the Call Option Holder, on the one hand, or Blueapple, on the other hand, based upon whichever holds the largest number of Registrable Securities (with the Call Option Holder and Blueapple being counted as the holder of the Company-Offered Registrable Securities for this purpose) included in a Demand Registration or Shelf Offering, shall have the right to select the underwriter(s) to administer any underwritten offering in connection with such Demand Registration or Shelf Offering, subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed.

1.11.       Other Registration Rights.   The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, other than this Agreement and the LLC Agreement. Except as provided in this Agreement and the LLC Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of MDP and Blueapple.

2.	PIGGYBACK REGISTRATIONS.

2.1.       Right to Piggyback.   Whenever the Company proposes to register any of its equity securities under the Securities Act (other than pursuant to a Demand Registration, Sales Notice, Shelf Registration Statement or Shelf Offering, or in connection with registration on Form S-4 or Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to the Stockholders, the Call Option Holder and Blueapple (in accordance with Section 11.04 of the LLC Agreement) of its intention to effect such a registration and, subject to Sections 2.3 and 2.4 below, will include in such registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) (a) all Stockholder-Offered Registrable Securities with respect to which the Company has received written requests for inclusion therein from Stockholders within five (5) Business Days after the delivery of the Company’s notice and (b) such number of Company-Offered Registrable Securities as necessary (i) to permit the Company to purchase any Common Units that the Company has received a written request from Blueapple to purchase within five (5) Business Days after the delivery of the Company’s notice and (ii) if applicable, to permit the Company to purchase all or such portion of the Call Option as requested by the Call Option Holder and to pay the exercise price therefor on the terms provided in the Exchange Agreement to the extent requested within five (5) Business Days after the delivery of the Company’s notice. Each such Company notice shall specify the approximate number of Company equity securities to be registered. The Company shall have the right to select the underwriter(s) to administer any underwritten offering in connection with such offerings.

2.2.       Priority on Primary Registrations.   If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) or broker-dealer(s) advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the Maximum Offering Amount, the Company will include in such registration: (a) first, the securities the Company proposes to sell that can be sold without exceeding the Maximum Offering Amount (excluding any Company-Offered Registrable Securities), (b) second, to the extent that the Maximum Offering Amount has not been reached, the Registrable Securities, pro rata based on the number of Registrable Securities owned by each Stockholder and by Blueapple and the Call Option Holder with respect to any Company-Offered Registrable Securities requested to be included in such Piggyback Registration, that can be sold without exceeding the Maximum Offering Amount, and (c) third, to the extent that the Maximum Offering Amount has not been reached, any other securities requested to be included in such registration that can be sold without exceeding the Maximum Offering Amount; provided, that if such underwriter(s) or broker-dealer(s) provide written notice advising in good faith, based upon the then prevailing market precedent and public investor expectations, that participation in the offering by any Management Stockholder would materially and adversely affect the marketability of such offering, then Registrable Securities held by one or more Management Stockholders may be excluded (in whole or in part) from such offering, even if such exclusion would not treat such Management Stockholder on a pro rata basis with the other holders of Registrable Securities.

2.3.       Priority on Secondary Registrations.   If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Company securities (other than the holders of Registrable Securities), and the managing underwriter(s) or broker-dealer(s) advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the Maximum Offering Amount, the Company will include in such registration: (a) first, the securities requested to be included therein by the applicable holders requesting registration and the Registrable Securities requested to be included in such registration, pro rata based on the number of other securities and Registrable Securities initially requested to be included in such Piggyback Registration by each Stockholder and by Blueapple or the Call Option Holder with respect to any Company-Offered Registrable Securities requested to be included in such Piggyback Registration, that can be sold without exceeding the Maximum Offering Amount, and (b) second, to the extent that the Maximum Offering Amount has not been reached, all other such securities to be included in such registration that can be sold without exceeding the Maximum Offering Amount; provided, that if such underwriter(s) or broker-dealer(s) provide written notice advising in good faith, based upon the then prevailing market precedent and public investor expectations, that participation in the offering by any Management Stockholder would materially and adversely affect the marketability of such offering, then Registrable Securities held by one or more Management Stockholders may be excluded (in whole or in part) from such offering, even if such exclusion would not treat such Management Stockholder on a pro rata basis with the other holders of Registrable Securities.

2.4.       Withdrawal of Piggyback Registration; Expenses.   The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may postpone or withdraw any registration statement constituting a Piggyback Registration in its sole discretion at any time prior to the effectiveness of such registration statement. Notwithstanding any such withdrawal, the Company shall pay all Registration Expenses incurred in connection with such Piggyback Registration.

3.	REGISTRATION AND COORDINATION GENERALLY.

3.1.       Registration Procedures.   Whenever any Registrable Securities are to be registered by the Company pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company will as expeditiously as possible:

(a)       prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to any counsel designated in writing to the Company by any holder of Registrable Securities included in such Registration Statement or prospectus copies of all such documents proposed to be filed, which documents will be subject to review by such counsel);

(b)       notify each holder of Registrable Securities, and Blueapple if Company-Offered Registrable Securities are being registered, and confirm the notice in writing, of (i) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of such Registrable

Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iii) the effectiveness of each registration statement or any post-effective amendment to the registration statement filed hereunder or the filing of any supplement to the prospectus;

(c)       prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective (A) until the holders of Registrable Securities and the Company, if Company-Offered Registrable Securities are being registered, have completed the distribution described in the registration statement relating to such distribution or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (B) in the case of a Shelf Registration Statement, in accordance with Section 1.4 and Section 1.9(c) and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d)       furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)       use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable sales in such jurisdictions of such Registrable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(f)       promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g)       cause all such Registrable Securities to be listed or quoted on each securities exchange on which similar securities issued by the Company are then listed or quoted or, if no Registrable Securities or similar securities are then so listed, use all reasonable best efforts to, either, at the Company’s election, (i) cause all such Registrable Securities to be listed on a national securities exchange or (ii) to arrange for at least two (2) market makers to register as such with respect to such shares with FINRA;

(h)       provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)       enter into such customary agreements (including underwriting agreements in customary form) and perform the Company’s obligations thereunder and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (which might include effecting a stock split, combination of shares, recapitalization or reorganization);

(j)       make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter; attorney, accountant or agent in connection with such registration statement, and to cooperate and participate as reasonably requested by any such seller in road show presentations, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(k)       take all reasonable actions to ensure that (i) any prospectus or Free Writing Prospectus utilized in connection with any Demand Registration, Shelf Registration Statement or Piggyback Registration hereunder (A) complies in all material respects with the Securities Act, (B) is filed in accordance with the Securities Act to the extent required thereby and is retained in accordance with the Securities Act to the extent required thereby, and (C) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) any registration statement filed and effective in connection with any Demand Registration, Shelf Registration Statement or Piggyback Registration hereunder, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(l)       otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules thereunder (including Securities and Exchange Commission Rule 158 under the Securities Act);

(m)       in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n)       use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(o)       use its reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution for the Registrable Securities;

(p)       in connection with any underwritten offering, obtain one or more comfort letters, dated the date of the execution and the closing under the underwriting agreement and addressed to the underwriters, signed by the Company’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters;

(q)       in connection with any underwritten offering, provide a legal opinion of the Company’s outside counsel, dated the date of the closing under the underwriting agreement and addressed to the underwriter(s), in a form reasonably acceptable to the managing underwriter(s) for such offering;

(r)       cooperate with the sellers of Registrable Securities covered by the registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or such holders may request;

(s)       notify Designated Sellers’ Counsel of Registrable Securities included in such registration statement and the managing underwriter(s), and confirm the notice in writing (i) of the receipt of any comments from the Securities and Exchange Commission, and (ii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information;

(t)       use its reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus;

(u)       if requested by the managing underwriter(s) or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(v)       if the Company files an automatically-effective Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Shelf Registration Statement is required to remain effective;

(w)       if the Company does not pay the filing fee covering the Registrable Securities at the time a Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(x)       cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

3.2.       Obligations of Holders of Registrable Securities. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information relating to the sale or registration of such securities regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. If any registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder’s sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, require the deletion of the reference to such holder; provided that with respect to this clause (ii), if requested by the Company, such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

3.3.       Registration Expenses.

(a)       All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, transfer agents and registrars and fees and expenses of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be paid by the Company in respect of each Demand Registration, Shelf Registration Statement, Shelf Offering and Piggyback Registration, whether or not it has become effective or a sale is consummated, including that the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)       In connection with each Demand Registration, Shelf Registration Statement, Shelf Offering and Piggyback Registration, whether or not it has become effective or a sale has been consummated, the Company will pay and reimburse the holders of Registrable Securities covered by such registration for the payment of, the reasonable fees and disbursements of one counsel selected by the holders of a majority of the Registrable Securities included in the applicable registration statement or being offered in connection with any Shelf Offering (such counsel, “Designated Sellers’ Counsel”), as well as the reasonable fees and disbursements of each additional counsel retained by a holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with an underwritten offering or any offering where the underwriter(s) or broker dealer(s) request an opinion covering such holder, and such expenses shall be considered Registration Expenses hereunder.

3.4.       Underwritten Offerings.

(a)       No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) timely completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements (if reasonably requested by the managing underwriter) and other documents reasonably required under the terms of such underwriting arrangements; provided that no such Person shall be required to undertake any indemnification obligations to the Company that are materially more burdensome than those provided in Section 4.

(b)       In the case of an underwritten offering initiated in response to a Demand Registration, the price, underwriting discount and other financial terms shall be determined by either MDP and the Call Option Holder, on the one hand, or Blueapple, on the other hand, whichever holds the largest number of Registrable Securities included in the Demand Registration (with Blueapple and the Call Option Holder being counted as the holder of the Company-Offered Registrable Securities for this purpose).

(c)       In the case of an underwritten offering, the Company shall use its reasonable best efforts to cause its directors and executive officers to enter into a customary lockup agreement if requested by the underwriters managing the offering providing that such directors and executive officers will not effect any sale, transfer or distribution of Company equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during a specified period of time, in each case subject to carve-outs and exceptions as acceptable by the underwriters managing the offering; provided that such lockup agreement shall not be more restrictive than the lockup agreement delivered by MDP to the underwriters. In addition, the Company shall enter into a customary lockup agreement if requested by the underwriters managing the offering providing that the Company shall not file any registration statement for a public offering or cause any such registration statement to become effective, or effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the foregoing period, in each case subject to carve-outs and exceptions as acceptable by the underwriters managing the offering.

(d)       Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 3.1(f). In the event the Company shall give any such notice, the applicable time period mentioned in Section 3.1(c) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(f).

3.5.       Current Information; Rule 144 Reporting.   At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will use its reasonable efforts to timely file all reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Securities Act Rule 144. In furtherance of the foregoing, so long as any party hereto owns any Registrable Securities, the Company will furnish to such Person forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration filed by the

Company for an offering of the Company’s securities to the general public), the Securities Act and the Exchange Act; a copy of the most recent annual or quarterly report publicly filed by the Company; and such other publicly filed reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing such Person to sell any such securities without registration.

3.6.       In Kind Distributions. If MDP or any of its Affiliates seek to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equity holders, the Company shall cooperate with MDP and use its reasonable best efforts to facilitate such in-kind distribution in the manner reasonably requested.

4.	INDEMNIFICATION.

4.1.       Indemnification by the Company.   The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities and, as applicable, its officers, directors, trustees, employees, stockholders, holders of beneficial interests, members, general and limited partners, agents and representatives (collectively, such holder’s “Indemnitees”) and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, actions, damages, liabilities and expenses (including reasonable attorney’s fees and expenses), to which such holder or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, result from or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or any application or other document or communication (in this Section 4, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such holder and each of its Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, action, damage, liability or expense (or action or proceeding in respect thereof) arises out of, results from or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information relating to such holder or its Registrable Securities furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) in such form as shall be reasonably acceptable to such underwriters.

4.2.       Indemnification by Holders of Registrable Securities.   In connection with any registration statement in Registrable Securities are being offered, each holder of Registrable Securities being offered will furnish to the Company in writing such information relating to such holder or its Registrable Securities as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify and hold harmless the Company and its Indemnitees against any losses, claims, damages, liabilities and expenses to which the Company or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, result from or are based upon (a) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information relating to such holder or its Registrable Securities furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual (and not joint and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

4.3.       Procedure.   Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain separate counsel, at the expense of the indemnifying party.

4.4.       Entry of Judgment; Settlement.   The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

4.5.       Contribution.   If the indemnification provided for in this Section 4 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged statement or omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

4.6.       Other Rights; Survival.   The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, employee, agent, each Person who participates as an underwriter in the offering or sale of securities or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

4.7.       Indemnification Payments.   The indemnification required by this Section 4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices relating thereto are received or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

5.	DEFINITIONS AND RULES OF CONSTRUCTION.

5.1.       Definitions.   Unless otherwise noted herein, the following terms shall have the meanings assigned to them below.

“Affiliate” of any particular Person shall mean any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The Company and its Subsidiaries shall not be deemed to be Affiliates of (i) any holder of Registrable Securities or (ii) Blueapple or any of its Affiliates.

“Board” shall mean the Board of Directors of the Company.

“Call Option” has the meaning set forth in the Exchange Agreement.

“Call Option Holder” has the meaning set forth in the Exchange Agreement.

“Call Option Issuer” has the meaning set forth in the Exchange Agreement.

“Call Option Put Notice” has the meaning set forth in the Exchange Agreement.

“Class A Common Stock” shall mean the Class A common stock, no par value, of the Company, and any stock into which any such Class A common stock shall have been changed, exchanged or converted or any stock resulting from any reclassification of any such Class A common stock.

“Common Units” has the meaning set forth in the LLC Agreement.

“Company-Offered Registrable Securities” shall mean shares of Class A Common Stock offered and sold by the Company in order to satisfy (i) the Company’s obligations under the LLC Agreement to use commercially reasonable efforts to issue and sell shares of Class A Common Stock in an underwritten offering and to use the proceeds of such offering to purchase Common

Units from Blueapple as set forth therein or (ii) the Company’s obligation under the Exchange Agreement to use commercially reasonable efforts to issue and sell shares of Class A Common Stock in an underwritten offering and to use the proceeds of such offering to purchase the Call Option from the Call Option Holder and immediately exercise the Call Option and pay the exercise price to the Call Option Issuer as set forth therein.

“Demand Registrations” shall mean any registration effected pursuant to Section 1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Exchange Agreement” shall mean the Exchange Agreement, dated as of [●], by and among EVO Investco, LLC, the Company, the holders of Common Units and shares of the Company’s Class C Common Stock or Class D Common Stock and the Call Option Holder.

“Family Member” shall mean, with respect to a Person who is an individual, (i) such individual’s spouse and descendants (whether natural or adopted) (collectively, for purposes of this definition, “relatives”), (ii) such individual’s executor or personal representative, (iii) any trust, the trustee of which is such individual or such individual’s executor or personal representative and which at all times is and remains solely for the benefit of such individual and/or such individual’s relatives, (iv) any corporation, limited partnership, limited liability company or other tax flow-through entity the governing instruments of which provide that such individual or such individual’s executor or personal representative shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of stock, partnership interests, membership interests or any other equity interests are limited to such individual, such individual’s relatives and/or the trusts described in clause (iii) above, and (v) any retirement plan for such individual or such individual’s relatives.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc. (or any successor thereto).

“Free Writing Prospectus” shall mean a free-writing prospectus, as defined in Rule 405.

“LLC Agreement” shall mean the Second Amended and Restated Limited Liability Company Agreement of EVO Investco, LLC, dated [●].

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Potential Takedown Participants” shall mean (i) any Stockholder with Registrable Securities covered by the applicable Shelf Registration Statement or all Stockholders if such Shelf Registration Statement is undesignated, (ii) Blueapple to the extent the applicable Shelf Registration Statement registers Company-Offered Registrable Securities for sale in a primary offering, and (iii) the Call Option Holder to the extent the applicable Shelf Registration Statement registers Company-Offered Registrable Securities for sale in a primary offering.

“Registrable Securities” shall mean Company-Offered Registrable Securities and Stockholder-Offered Registrable Securities.

“Rule 144” shall mean Securities and Exchange Commission Rule 144 under the Securities Act.

“Rule 405” shall mean Securities and Exchange Commission Rule 405 under the Securities Act.

“Sale Notice” has the meaning set forth in the LLC Agreement.

“Securities Act” shall mean the Securities Act of 1933.

“Securities and Exchange Commission” includes any governmental body or federal agency at the time administering the Securities Act and Exchange Act.

“Stockholder-Offered Registrable Securities” shall mean any shares of Class A Common Stock owned by the Stockholders, whether now held or hereafter acquired, including shares of Class A Common Stock issuable or issued upon conversion of or in exchange for other securities issued by the Company or any of its Subsidiaries (including shares of Class A Common Stock issued or issuable pursuant to the Exchange Agreement) or by way of unit or stock dividend or unit or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder-Offered Registrable Securities, such shares will cease to be Stockholder-Offered Registrable Securities upon the earliest of when such shares (i) have been effectively registered under the Securities Act and disposed of or sold in accordance with the registration statement covering them, (ii) have been sold to the public in compliance with Rule 144, (iii) are eligible for sale pursuant to Rule 144 (without regard to the limitations in Rule 144 concerning the manner of sale, volume of sales or publication of current public information by the Company) and the aggregate number of shares of Class A Common Stock beneficially owned by the applicable Stockholder is less than 2% of the aggregate number of shares of Class A Common Stock outstanding and (iv) have been repurchased by the Company or a Subsidiary of the Company, in each case in compliance with this Agreement. For purposes of this Agreement, a Person will be deemed to be a holder of Stockholder-Offered Registrable Securities whenever such Person has the right to acquire directly or indirectly such Stockholder-Offered Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Subsidiary” shall mean, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“WKSI” shall mean a “well-known seasoned issuer” as defined under Rule 405.

5.2.       Rules of Construction.   Capitalized terms used in this Agreement that are not defined in Section 5.1 have the meanings specified elsewhere in this Agreement. Defined terms used in this Agreement in the singular shall import the plural and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. All Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Schedule shall have the meaning ascribed to such term in this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute or laws defined or referred to herein shall include any rules, regulations or forms promulgated thereunder from time to time, and references to such statutes, laws, rules, regulations and forms shall be to such statutes, laws, rules, regulations and forms as they may be from time to time, amended, amended and restated, modified or supplemented, including by succession of comparable statutes, laws, rules, regulations and forms. Unless otherwise expressly provided herein, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, amended and restated, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and references to all attachments thereto and instruments incorporated therein. Any reference to the number of shares of Class A Common Stock or number of Common Units means such shares of Class A Common Stock or Common Units as appropriately adjusted to give effect to any unit or stock dividend or unit or stock split, share combinations or exchanges, recapitalizations, mergers, consolidation or other reorganization of the Company or its capital structure.

6.	MISCELLANEOUS.

6.1.       No Inconsistent Agreements.   The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

6.2.       Adjustments Affecting-Registrable Securities.   The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations or similar transactions occurring after the date of this Agreement.

6.3.       Remedies.   The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

6.4.       Amendment and Waiver.   This Agreement may be amended, modified, extended, terminated or waived (an “Amendment”), and the provisions hereof may be waived, only by an agreement in writing signed by MDP and Blueapple; provided that to the extent any such amendment, modification, extension, termination or waiver materially and adversely affects the specific rights of the Stockholders (other than MDP) in a manner differently than MDP and Blueapple, such amendment, modification, extension, termination or waiver shall not be binding on the Stockholders (other than MDP) without the prior written consent of the Stockholders (other than MDP) holding a majority of Stockholder-Offered Registrable Securities, other than any Stockholder-Offered Registrable Securities held by MDP. The admission of new parties pursuant to the terms of Section 6.5 shall not constitute an amendment of this Agreement for purposes of this Section 6.4. In conformity with the foregoing, each such Amendment shall be binding upon each party hereto and each Stockholder subject hereto. In addition, each party hereto and each Stockholder subject hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party or Stockholder. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 6.4, any Amendment to the definitions used in such Section as applied to such Section shall also require the same specified consent.

6.5.       Successors and Assigns; Transferees.   This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Any transferee receiving Registrable Securities or any transferee of Paired Interests (as defined in the Exchange Agreement) shall become a Stockholder, party to this Agreement and subject to the terms and conditions of, and be entitled to enforce, this Agreement to the same extent, and in the same capacity, as the Person that transfers such shares to such transferee; provided that (i) such transferee shall not have any rights, and shall not be entitled to enforce, this Agreement unless and until such transferee executes and delivers to the Company a written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms and conditions of this Agreement, (ii) a transferee of a Management Stockholder will be deemed to be entitled to enforce this Agreement only to the same extent, and in the same capacity, as such transferring Management Stockholder and (iii) the rights of MDP hereunder may be transferred by MDP in whole or in part.

6.6.       Reserved.

6.7.       Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

6.8.       Counterparts.   This Agreement may be executed in separate counterparts (including by means of facsimile or electronic transmission in portable document format (pdf)), each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

6.9.       Descriptive Headings; No Strict Construction.   The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The parties hereto agree that they have participated jointly in the drafting of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

6.10.     Notices.   Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by email, or (c) sent by overnight courier, in each case, addressed as follows:

The Company:

EVO Investco, LLC

Ten Glenlake Parkway, South Tower, Suite 900

Atlanta, Georgia 30328

Attention: Steven J. de Groot, General Counsel

Email: steve.degroot@evopayments.com

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street

Atlanta, Georgia 30309

Attention:       Keith M. Townsend

                        Zachary L. Cochran

Email:      ktownsend@kslaw.com

                 zcochran@kslaw.com

MDP:

Madison Dearborn Partners, LLC

Three First National Plaza

Suite 4600

Chicago, Illinois 60602

Attention:      Vahe A. Dombalagian

                      Edward M. Magnus

Email:      vdombalagian@mdcp.com

                 emagnus@mdcp.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle St.

Chicago, Illinois 60654

Attention:      Jon A. Ballis, P.C.

                      Neal J. Reenan, P.C.

                      Carol Anne Huff

Email:      jon.ballis@kirkland.com

                 neal.reenan@kirkand.com

                 carolanne.huff@kirkland.com

If to Blueapple or any other Stockholder, to it at the address set forth on Schedule I attached hereto, or if not set forth thereon, in the records of the Company, and if to a Management Stockholder, with copies (which shall not constitute notice) to:

Ten Glenlake Parkway, South Tower, Suite 900

Atlanta, Georgia 30328

Attention: Steven J. de Groot, General Counsel

Email: steve.degroot@evopayments.com

Notice to the holder of record of any security shall be deemed to be notice to the holder of such security for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date sent if transmitted by email (so long as a receipt of such e-mail is acknowledged by non-automated response) and (z) two business days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

6.11.     Electronic Delivery.   This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

6.12.     Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL.

(a)    All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement (and all Schedules and Exhibits hereto) shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all Schedules and Exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(b)       The parties hereto agree that jurisdiction and venue in any action brought by any party pursuant to this Agreement shall properly (but not exclusively) lie in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in any appropriate state or federal court in the State of Delaware) and any federal or state court located in the State of Delaware from which appeal therefrom validly lies. By execution and delivery of this Agreement, each party irrevocably submits to the jurisdiction of such courts for itself and in respect of its property with respect to such action. The parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

(c)       AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH OF THE PARTIES EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING, AND ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

6.13.     Exercise of Rights and Remedies.   No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

6.14.     Aggregation of Registrable Securities; Enforcement of Rights by Blueapple.

(a)       All Registrable Securities held by a Stockholder, its Affiliates and other Person(s) included within the definition of such Stockholder shall be aggregated together for purposes of determining the availability of any rights or incurrence of any obligations under this Agreement. For the avoidance of doubt, the control by any Person of any Registrable Security deemed to be held by a Stockholder confers no right hereunder other than those granted to such Stockholder.

(b)       Although Blueapple does not now and will not in connection with any registration pursued pursuant to this Agreement hold any Class A Common Stock, Blueapple shall be treated as the “holder” of any Company-Offered Registrable Securities included in any registration statement to permit the Company to satisfy the Company’s obligations in connection with receipt of a Sale Notice for purposes of determining the availability of any rights or incurrence of any obligations under this Agreement. Blueapple shall be entitled to enforce the terms and provisions of this Agreement, and shall be entitled to indemnification and required to provide indemnification under Article IV, as though a “holder” of such Company-Offered Registrable Securities. The rights and obligations of Blueapple shall apply regardless whether treatment of Blueapple as a “holder” of any Registrable Securities is specified in any term or provision of this Agreement.

(c)       Although the Call Option Holder does not hold any Class A Common Stock, the Call Option Holder shall be treated as the “holder” of any Company-Offered Registrable Securities included in any registration statement to satisfy the Company’s obligations in connection with receipt of a Call Option Put Notice for purposes of determining the availability of any rights or incurrence of any obligations under this Agreement. The Call Option Holder shall be entitled to enforce the terms and provisions of this Agreement, and shall be entitled to indemnification and required to provide indemnification under Article IV, as though a “holder” of such Company-Offered Registrable Securities. The rights and obligations of the Call Option Holder shall apply regardless whether treatment of the Call Option Holder as a “holder” of any Registrable Securities is specified in any term or provision of this Agreement.

(d)       For purposes of this Agreement, any decision to be made or right to be exercised by any group of holders of Registrable Securities shall be made by such Person(s) holding at least a majority of such Registrable Securities as of the date on which such action is to be taken or such right is to be exercised.

6.15.     Independent Nature of Each Holder’s Obligations.   The obligations of each holder of Registrable Securities and Blueapple under this Agreement are several and not joint, and no holder of Registrable Securities or Blueapple shall be responsible in any way for the performance of the obligations of any other holder of Registrable Securities or Blueapple, as applicable, under this Agreement. Nothing contained herein, and no action taken by any holder of Registrable Securities or Blueapple pursuant hereto, shall be deemed to constitute such Holder or Blueapple as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the holders of Registrable Securities and Blueapple are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.

6.16.     Dilution.   If, from time to time, there is any change in the capital structure of the Company by way of a split, dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue.

6.17.     Replacement of Prior Agreement; Effectiveness.   This Agreement shall replace in its entirety the Prior Registration Rights Agreement as permitted by Section 6.4 of the Prior Registration Rights Agreement. This agreement shall become effective upon consummation of the Company’s initial public offering.

6.18.     Joinder with Respect to Certain Rights and Obligations.   Each of Blueapple and the Call Option Holder acknowledges and agrees that the sale of any Company-Offered Registrable Securities on their respective behalves shall be made on the terms and conditions set forth herein. To the extent applicable (including pursuant to Section 6.14(b) and Section 6.14(c)), Blueapple and the Call Option Holder, respectively, shall be bound by the terms and provisions hereof as if a party hereto and entitled to enforce the provisions of this Agreement as though they were a holder of such Registrable Securities.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Registration Rights Agreement to be executed as of the date first written above.

EVO PAYMENTS, INC.

By:
Name:
Its:

[Signature Page to Registration Rights Agreement]

MADISON DEARBORN CAPITAL PARTNERS VI-B, L.P.
By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name:
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS EXECUTIVE VI-B, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name: Vahe Dombalagian
Its: Managing Director

MDCP VI-C CARDSERVICES SPLITTER, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name: Vahe Dombalagian
Its: Managing Director

[Signature Page to Registration Rights Agreement]

MDCP VI-C CARDSERVICES LLC

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name: Vahe Dombalagian
Its: Managing Director

MDCP VI-C CARDSERVICES SPLITTER II, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name: Vahe Dombalagian
Its: Managing Director

CALL OPTION HOLDER:

MADISON DEARBORN CAPITAL PARTNERS VI-C, L.P.
By: Madison Dearborn Partners VI-C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name:
Its: Managing Director

[Signature Page to Registration Rights Agreement]

BLUEAPPLE, INC.

By:
Name:
Its:

James G. Kelly

James G. Kelly Grantor Trust Dated January 12, 2012

By:
Name:
Its:

Michael L. Reidenbach

Brendan Tansill

Steven J. de Groot

Kevin Hodges

David Goldman

Jeff Rosenblatt

[Signature Page to Registration Rights Agreement]

Kevin Lambrix

James Raftice

Peter Cohen

Alon Kindler

Blake Pyle

Greg Robertson

Mark Harrelson

John Crouch

Ayman Ibrahaim

[Signature Page to Registration Rights Agreement]

Schedule I

Madison Dearborn Capital Partners VI-B, L.P.

Madison Dearborn Capital Partners Executive VI-B, L.P.

MDCP VI-C Cardservices Splitter, L.P.

MDCP VI-C Cardservices LLC

MDCP VI-C Cardservices Splitter II, L.P.

Madison Dearborn Capital Partners VI-C, L.P., as Call Option Holder

Schedule I

Schedule II

James G. Kelly

James G. Kelly Grantor Trust Dated January 12, 2012

Michael L. Reidenbach

Brendan Tansill

Steven J. de Groot

Kevin Hodges

David Goldman

Jeff Rosenblatt

Kevin Lambrix

James Raftice

Peter Cohen

Alon Kindler

Blake Pyle

Greg Robertson

Mark Harrelson

John Crouch

Ayman Ibrahaim

Schedule II